UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 18, 2013

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 18, 2013, Hines Real Estate Investment Trust, Inc. (referred to herein as “Hines REIT” or the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders (1) elected each of the seven nominees listed below to serve as directors for a term ending at the 2014 annual meeting of stockholders, provided that each director will continue in office until his successor has been duly elected and qualifies, or until his earlier death, removal, resignation or retirement, and (2) ratified the selection of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively “Deloitte & Touche”) as Hines REIT's independent registered public accounting firm for the fiscal year ending December 31, 2013.

The voting results for each of the seven persons nominated to serve as directors are as follows:

	For	Against	Authority Withheld or Abstained from Voting
Jeffrey C. Hines	82,648,329	—	3,250,078
C. Hastings Johnson	82,491,856	—	3,406,551
Charles M. Baughn	82,707,821	—	3,190,586
Thomas A. Hassard	82,550,924	—	3,347,483
Lee A. Lahourcade	82,697,442	—	3,200,965
Stanley D. Levy	82,545,315	—	3,353,092
Paul B. Murphy Jr.	82,763,712	—	3,134,695

There were 49,270,531 broker non-votes cast with respect to the election of the seven persons nominated to serve as directors. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

With respect to the proposal to ratify the selection of Deloitte & Touche, stockholders holding 132,227,217 shares voted in favor of the proposal, stockholders holding 1,189,269 shares voted against the proposal and stockholders holding 1,752,452 shares abstained from voting on this proposal. There were no broker non-votes cast with respect to this proposal because the brokers had discretionary voting power with respect to this proposal.

Item 7.01 Regulation FD Disclosure.

Sherri Schugart, the President and Chief Executive Officer of Hines REIT, made a presentation at the annual meeting of stockholders. The Company is making this presentation available to stockholders by furnishing the presentation as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 (the "Securities Act"), as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits-

99.1 2013 Shareholder Meeting Presentation

Statements in this Current Report on Form 8-K, and the exhibit furnished herewith, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions, share redemptions and Hines REIT’s strategic priorities are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the “Risk Factors” section of Hines REIT’s Annual Report on Form 10-K for the year ended December 31, 2012 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

September 19, 2013	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	2013 Shareholder Meeting Presentation